Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of AdaptHealth Corp. (the “Company”) on Form 10-K for the period ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 27, 2024	/s/ Richard Barasch	Interim Chief Executive Officer and Chairman of the Board
	Richard Barasch	(Principal Executive Officer)

February 27, 2024	/s/ Jason Clemens	Chief Financial Officer
	Jason Clemens	(Principal Financial Officer)